                                                                  EXHIBIT 10.2



                             GREYHOUND LINES, INC.

                      1995 DIRECTORS  STOCK INCENTIVE PLAN

                   _________________________________________

                               FEBRUARY 27, 1995

                   _________________________________________


                                   PREAMBLE:


    1. Greyhound Lines, Inc., a Delaware corporation ("Greyhound" or the "Company"), by means of this 1995 Directors Stock Incentive Plan (the "Plan") desires to afford certain of its and its Parent s and Subsidiaries directors an opportunity to acquire a proprietary interest in the Company and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company.

    2. The Company has determined that the foregoing objectives will be promoted by granting Options (as hereinafter defined) under this Plan to certain directors of the Company and of its Parent and Subsidiaries, if any, pursuant to this Plan.

                                     TERMS:

ARTICLE 1.  DEFINITIONS.

    Section 1.1. General. Certain words and phrases used in this Plan shall have the meanings given to them below in this section:

    "Board of Directors" means the board of directors of Greyhound.

    "Change in Control" means (a) the acquisition by any person (defined for the purposes of this definition to mean any person within the meaning of
Section 13(d) of the Exchange Act), other than Greyhound or an employee benefit plan created by the Board of Directors for the benefit of its Employees, either directly or indirectly, of the beneficial ownership (determined under Rule 13d-3 of the Regulations promulgated by the SEC under Section 13(d) of the Exchange Act) of securities issued by Greyhound having 30% or more of the voting power of all the voting securities issued by Greyhound in the election of directors at the next meeting of the holders of voting securities to be held for such purpose, (b) the election of a majority of the Directors elected at any meeting of the holders of voting securities of Greyhound who are persons who were not nominated for such election by the Board of Directors or a duly constituted board of directors of the Board of Directors having authority in such matters; (c) the approval by the stockholders of Greyhound of a merger or consolidation with another person, other than a merger or consolidation in which the holders of Greyhound s voting securities issued and outstanding immediately before such merger or consolidation continue to hold voting securities in the surviving or resulting corporation (in the same relative proportions to each other as existed before such event) comprising 80% or more of the voting power for all purposes of the surviving or resulting corporation; or (d) the approval by the stockholders of Greyhound of a transfer of substantially all of the assets of Greyhound to another person other than a transfer to a transferee, 80% or more of the voting power of which is owned or controlled by Greyhound or by the holders of Greyhound s voting securities issued and outstanding immediately before such transfer in the same relative proportions to each other as existed before such event.

    "Code" means the Internal Revenue Code of 1986 and the regulations thereunder, as now in effect or hereafter amended.

    "Common Stock" means the common stock, par value $.01 per share, of the Company.

    "Date of Grant" means the date an Option is first granted.

    "Director" means a member of the Board of Directors.

    "Disability" shall have the meaning ascribed in the Company s long-term disability plan; provided, however, that "Disability" shall mean a permanent and total disability, as defined in Code Section 22(e)(3) if required to satisfy the "formula plan exception" under Rule 16b-3(c)(2)(i)(A) of Section 16 of the Exchange Act.

    "Effective Date" means the date this Plan was first adopted by the Board of Directors.

    "Employee" means any common law employee of Greyhound or any Parent or Subsidiary of Greyhound and any person who is an officer of Greyhound or any Parent or Subsidiary of Greyhound pursuant to the Bylaws or comparable governing document of such company.

    "Exchange Act" means the Securities Exchange Act of 1934 and the regulations thereunder, as now in effect or hereafter amended.

    "Exercise Price" means, with respect to an Option, the amount of consideration that must be delivered to the Company in order to purchase a single Share thereunder.

    "Fair Market Value of a Share" means the arithmetic mean between the high and low per share prices on the principal national securities exchange or the NASDAQ - National Market System on which the Shares are listed or admitted to trading, on the date of determination or, if such price can not be determined for the date of determination, the most recent date for which such prices can reasonably be ascertained.

    "Grantee" means any person to whom an Option has been granted and any heir or legal representative to whom an Option has been transferred by will or the laws of descent and distribution.

    "Incentive Stock Option" or "ISO" means an Option intended to comply with the terms and conditions set forth in Section 422 of the Code.

    "Meeting Date" means the date of each annual meeting of the stockholders of Greyhound at which Directors are elected.

    "Nonqualified Option" means a Stock Option other than an Incentive Stock Option.

    "Officer" means an officer of the Company as defined in 17 C.F.R. Section 240.16a-1(f) as now in effect or hereafter amended.

    "Option" or "Stock Option" means a right granted under the Plan to a Participant to purchase a stated number of Shares.

    "Option Agreement" means an agreement evidencing an Option substantially in the form of Exhibit A hereto.

    "Parent" means a parent of a given corporation as such term is defined in
Section 424(e) of the Code.

    "Participant" means a person who is eligible to receive and has received an Option under the Plan.

    "Plan" means this Plan as it may be amended or restated from time to time.

    "Rule 16b-3" means Rule 16b-3 (17 C.F.R. Section 240.16b-3) promulgated under Section 16(b) of the Exchange Act as now in effect or hereafter amended.

    "SEC" means the Securities and Exchange Commission.

    "Shares" means shares of Common Stock.

    "Subsidiary" means a subsidiary of a given corporation as such term is defined in Section 424(f) of the Code.

    Section 1.2. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles.

    Section 1.3.  Effect of Definitions.  The definitions set forth in Section
1.1 above shall apply equally to the singular, plural, adjectival, adverbial and other forms of any of the words and phrases defined regardless of whether they are capitalized.

ARTICLE 2.  SHARES.

    Section 2.1. Number. The aggregate number of Shares in respect of which Options may be granted under the Plan shall not exceed 300,000 (which number of Shares is hereby reserved for issuance under the Plan out of the authorized but unissued Shares).

    Section 2.2. Cancellations. Except as otherwise provided in the next sentence, if any Options granted under the Plan are canceled, terminate or expire for any reason without having been exercised or matured in full, the Shares related to the unexercised portion of an Option shall be available again for the purposes of the Plan.

    Section 2.3.  Anti-Dilution.

         (a) If the Shares are split or if a dividend of Shares is paid on the Shares, the number of Shares on which each then outstanding Option is based and the number of Shares as to which Options may be granted under this Plan shall be automatically increased by the ratio between the number of Shares outstanding immediately after such event and the number of Shares outstanding immediately before such event and the Exercise Price thereof shall be automatically decreased by the same ratio, and if the Shares are combined into a lesser number of Shares, the number of Shares for which each then outstanding Option is based and the number of Shares as to which Options may be granted under the Plan shall be automatically decreased by such ratio and the Exercise Price thereof shall be automatically increased by such ratio.

         (b) In the event of any other change in the Shares, through recapitalization, merger, consolidation or exchange of shares or otherwise, there shall automatically be substituted for each Share subject to an unexercised Option and each Share available for additional grants of Options, the number and kind of shares or other securities into which each outstanding Share was changed, and the Exercise Price shall be increased or decreased proportionally so that the aggregate Exercise Price for the securities subject to each Option shall remain the same as immediately before such event.

    Section 2.4. Source. Except as otherwise determined by the Board of Directors, the Shares issued under the Plan shall be authorized but unissued Shares. However, Shares which are to be delivered under the Plan may be obtained by the Company from its treasury, by purchases on the open market or from private sources, or by issuing authorized but unissued Shares. The proceeds of the exercise of any Option shall be general corporate funds of the Company. No Shares may be sold under any Option Agreement for less than the par value thereof. No fractional Shares shall be issued or sold under the Plan nor will any cash payment be made in lieu of fractional Shares.

    Section 2.5. Rights of a Stockholder. No Grantee or other person claiming under or through any Grantee shall have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any Option except as to such Shares, if any, for which certificates representing such Shares have been issued to such Grantee.

    Section 2.6. Securities Laws. No Option shall be exercised nor shall any Shares or other securities be issued or transferred pursuant to an Option unless and until all applicable requirements imposed by federal and state securities laws and by any stock exchanges upon which the Shares may be listed, have been fully complied with. As a condition precedent to the exercise of an Option or the issuance of Shares pursuant to the grant or exercise of an Option, the Company may require the Grantee to take any reasonable action to meet such requirements including providing undertakings as to the investment intent of the Grantee, accepting transfer restrictions on the Shares issuable thereunder and providing opinions of counsel, in form and substance acceptable to the Company, as to the availability of exemptions from such requirements.

ARTICLE 3.  ELIGIBILITY.

    Only Directors who are not Employees shall be eligible to receive Options under this Plan.

ARTICLE 4.  DIRECTORS  STOCK OPTIONS.

    Section 4.1.  Grant.

         (a) On each Meeting Date, an Option on 20,000 Shares or such lesser number as remain available for granting under Article 2 above shall be automatically granted to each Director who is elected as a Director at the meeting of stockholders held on such date or at any adjournment thereof.

         (b) On any date when a person is appointed as a Director to fill a vacancy on the Board of Directors, an Option shall be automatically granted to such person on the number of Shares equal to 20,000 multiplied by a fraction, the numerator of which equals the number of whole calendar months remaining in the term for which such Director is appointed at the date of such appointment and the denominator of which equals the number of whole calendar months of such term.

    Section 4.2. Exercise Price. The Exercise Price of an Option shall be equal to the Fair Market Value of a Share on the Date of Grant.

    Section 4.3.  Term.

    (a) Each Option shall vest and first become exercisable as to one-third of the Shares originally subject to the Option on each of the first three anniversaries of the Date of Grant if the Participant is then a Director; and

    (b) each Option shall lapse and cease to be exercisable upon the earliest of:

         (i) the expiration of ten years from the Date of Grant,

         (ii) six months after the Participant ceases to be a Director because of death or Disability,

         (iii) immediately if the Participant is removed from office for cause by action of the stockholders of the Company in accordance with the Bylaws of the Company and the General Corporation Law of the State of Delaware or if the Participant voluntarily terminates service on the Board of Directors without the consent of the Company,

         (iv) five years after the Participant ceases to be a Director for any reason other than death, Disability, termination by the stockholders for cause or voluntary termination without consent if, at the time of termination, the Participant has served at least a three year term of office on the Board of Directors, or

         (v) 30 days after the Participant ceases to be a Director for any reason other than death, Disability, termination by the stockholders for cause or voluntary termination without consent if, at the time of termination, the Participant has served less than a three year term of office on the Board of Directors.

Notwithstanding the foregoing, all Options that have not previously been exercised nor lapsed and ceased to be exercisable shall vest fully and become exercisable upon the occurrence of any Change in Control.

    Section 4.4. Not Incentive Stock Options. An Option under this Article 4 shall not be treated as an Incentive Stock Option.

    Section 4.5. Exercise. An Option shall be exercised by the delivery of the Option Agreement therefor with the notice of exercise attached thereto properly completed and duly executed by the Grantee named therein to the Treasurer of the Company, together with the aggregate Exercise Price for the number of Shares as to which the Option is being exercised, after the Option has become exercisable and before it has ceased to be exercisable. An Option may be exercised as to less than all of the Shares purchasable thereunder but not for a fractional Share. No Option may be exercised as to less than 50 Shares unless it is exercised as to all of the Shares then available thereunder. The Exercise Price shall be paid in cash by (a) delivery of a certified or cashier s check payable to the order of the Company in such amount, or (b) wire transfer of immediately available funds to a bank account designated by the Company. Promptly after an Option is properly exercised, the Company shall issue to the Grantee a certificate representing the Shares purchased thereunder.

    Section 4.6. Option Agreement. Promptly after the Date of Grant, Greyhound shall duly execute and deliver to the Grantee an Option Agreement setting forth the terms of the Option. Option Agreements are neither negotiable instruments nor securities (as such term is defined in Article 8 of the Uniform Commercial Code). Lost and destroyed Option Agreements may be replaced without bond.

    Section 4.7. Disability. If a Participant is absent from meetings of the Board of Directors because of a physical or mental Disability, for purposes of the Plan, such Participant will not be considered to have ended his or her service with the Board of Directors while such Participant has that Disability, unless he or she resigns or is not re-elected by the stockholders.

ARTICLE 5.  GENERAL PROVISIONS.

    Section 5.1. No Rights. Nothing in the Plan or any Option or any instrument executed pursuant to the Plan will confer upon any Participant any right to continue to be a Director of the Company or affect the right of the stockholders to terminate the directorship of any Participant.

    Section 5.2. Limited Liability. The liability of the Company under this Plan or in connection with any exercise of any Option is limited to the obligations expressly set forth in the Plan and in the grant of any Option, and no term or provision of this Plan nor of any Option shall be construed to impose any duty, obligation or liability on the Company not expressly set forth in the Plan or any grant of any Option.

    Section 5.3. Assumption of Options. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more other entities as a result of which the Company is not the surviving entity, or upon a sale of substantially all the assets of the Company to another entity, any Options outstanding theretofore granted or sold hereunder must be assumed by the surviving or purchasing entity, with appropriate adjustments as to the number and kind of shares and price. Nothing in this Section 5.3 shall be deemed to alter or supersede any provision of the Plan relating to the vesting or maturity of Options upon a Change in Control.

    Section 5.4. No Transfer. No Option or other benefit under the Plan may be sold, pledged or otherwise transferred other than by will or the laws of descent and distribution; and no Option may be exercised during the life of the Participant to whom it was granted except by such Participant.

    Section 5.5. Expenses. All costs and expenses incurred in connection with the administration of the Plan including any excise tax imposed upon the transfer of Shares pursuant to the exercise of an Option shall be borne by the Company.

    Section 5.6. Notices. Notices and other communications required or permitted to be made under the Plan shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by first class mail addressed (a) if to a Grantee, at his or her residence address set forth in the records of the Company or (b) if to the Company, to its President at its principal executive office.

    Section 5.7. Third Parties. Nothing herein expressed or implied is intended or shall be construed to give any person other than the Grantees any rights or remedies under this Plan.

    Section 5.8. Saturdays, Sundays and Holidays. Where this Plan authorizes or requires a payment or performance on a Saturday, Sunday or public holiday, such payment or performance shall be deemed to be timely if made on the next succeeding business day; provided, however, that this Section 5.8 shall not be construed to extend the ten year period referred to in Sections 4.3, above.

    Section 5.9. Rules of Construction. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Plan. In this Plan words in the singular number include the plural, and in the plural include the singular; and words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender.

    Section 5.10. GOVERNING LAW. THE VALIDITY, TERMS, PERFORMANCE AND ENFORCEMENT OF THIS PLAN SHALL BE GOVERNED BY LAWS OF THE STATE OF DELAWARE THAT ARE APPLICABLE TO AGREEMENTS NEGOTIATED, EXECUTED, DELIVERED AND PERFORMED SOLELY IN THE STATE OF DELAWARE.

    Section 5.11. Effective Date of the Plan. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at a meeting of the stockholders of Greyhound.

    Section 5.12. Amendment and Termination. No Option shall be granted under the Plan more than ten years after the Effective Date. The Board of Directors may at any time terminate the Plan, or make such amendment of the Plan as it may deem advisable; provided, however, that no amendment shall be effective without the approval of the stockholders of the Company by the affirmative vote of the holders of a majority of the outstanding Shares present, or represented, and entitled to vote at a meeting of stockholders duly held, if it were to:

         (a) materially increase the benefits accruing to Participants under the Plan;

         (b) materially increase the number of Shares which may be issued under the Plan; or

         (c) materially modify the requirements as to eligibility for participation in the Plan;

and, further, provided, however, that no amendment or termination of the Plan shall be effective to materially alter or impair the rights of a Grantee under any Option made before the adoption of such amendment or termination by the Board of Directors, without the written consent of such Grantee. No termination or amendment of this Plan or any Option nor waiver of any right or requirement under this Plan or any Option shall be binding on the Company unless it is in a writing duly entered into its records and executed by a duly authorized Officer. The provisions of this Plan setting forth the formulae that determine the Exercise Price of Options granted hereunder, the number of Shares as to which they are exercisable, the times when they are granted and the persons who are Participants may not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.